Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,215,426.48
Previously Paid Amount	0.00
Total Fee Amount	996.45
Total Offset Amount	0.00
Net Fee	$ 996.45